UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MUTUAL OF AMERICA INVESTMENT CORPORATION
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MUTUAL OF AMERICA INVESTMENT CORPORATION

MUTUAL OF AMERICA INVESTMENT CORPORATION FUNDS:

EQUITY INDEX FUND ALL AMERICA FUND SMALL CAP VALUE FUND SMALL CAP GROWTH FUND MID CAP VALUE FUND MID-CAP EQUITY INDEX FUND COMPOSITE FUND INTERNATIONAL FUND MONEY MARKET FUND MID-TERM BOND FUND BOND FUND	RETIREMENT INCOME FUND
2010 RETIREMENT FUND
2015 RETIREMENT FUND
2020 RETIREMENT FUND
2025 RETIREMENT FUND
2030 RETIREMENT FUND
2035 RETIREMENT FUND
2040 RETIREMENT FUND
2045 RETIREMENT FUND
CONSERVATIVE ALLOCATION FUND
MODERATE ALLOCATION FUND
AGGRESSIVE ALLOCATION FUND

North Conference Room, 34th Floor, 320 Park Avenue, New York, New York 10022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held on April 22, 2011

Notice is hereby given that Mutual of America Investment Corporation (the "Investment Company") will hold an annual meeting of shareholders ("Annual Meeting") of the Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, Composite Fund, International Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund, Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund, each a series of the Investment Company (each, a "Fund," collectively, the "Funds"), on April 22, 2011 in the North Conference Room, 34th Floor, 320 Park Avenue, New York, New York, 10022, at 10:30 a.m. Eastern Standard Time, with respect to the proposal to elect each of the eight individuals nominated to serve on the Board of Directors of the Investment Company (the "Board") and to transact any other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

The enclosed Proxy Statement provides additional information about the proposal and the Annual Meeting. Owners of variable policies and contracts with an account balance attributable to shares of any Fund as of the close of business on February 18, 2011 are entitled to vote at the Annual Meeting and any adjournment(s) thereof. Each share of the Funds is entitled to one vote, and a proportionate fractional vote for each fractional share held, with respect to the proposal. Whether or not you plan to attend the Annual Meeting in person, please vote your shares. To vote by mail, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. You may also vote by telephone or internet, in accordance with the instructions on the proxy card(s). Unless you plan to vote in person at the Annual Shareholders Meeting, your vote must be received by 5:00 p.m. on April 21, 2001, the business day prior to the Annual Meeting, in order to be counted. Proxies may be revoked before they are exercised by submitting, so that it is received prior to 5:00 on April 21, 2011, a written notice of revocation or subsequently executed voting instructions or by attending the Annual Meeting and voting in person.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Annual Meeting or any adjournment(s) thereof. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting in accordance with applicable law to permit further solicitation of proxies.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER
TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.
YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors

Thomas L. Martin, Secretary

March 11, 2011
New York, New York

MUTUAL OF AMERICA INVESTMENT CORPORATION

MUTUAL OF AMERICA INVESTMENT CORPORATION FUNDS:

EQUITY INDEX FUND ALL AMERICA FUND SMALL CAP VALUE FUND SMALL CAP GROWTH FUND MID CAP VALUE FUND MID-CAP EQUITY INDEX FUND COMPOSITE FUND INTERNATIONAL FUND MONEY MARKET FUND MID-TERM BOND FUND BOND FUND	RETIREMENT INCOME FUND
2010 RETIREMENT FUND
2015 RETIREMENT FUND
2020 RETIREMENT FUND
2025 RETIREMENT FUND
2030 RETIREMENT FUND
2035 RETIREMENT FUND
2040 RETIREMENT FUND
2045 RETIREMENT FUND
CONSERVATIVE ALLOCATION FUND
MODERATE ALLOCATION FUND
AGGRESSIVE ALLOCATION FUND

ANNUAL MEETING OF SHAREHOLDERS
to be held on April 22, 2011, 10:30 a.m. Eastern Standard Time

North Conference Room, 34th Floor, 320 Park Avenue, New York, New York 10022

PROXY STATEMENT

(mailed on or about March 11, 2011)

This document is a proxy statement (the "Proxy Statement"). This Proxy Statement and enclosed voting instruction card are being furnished to owners of variable policies and contracts who have account balance allocated to any of the funds of Mutual of America Investment Corporation (the "Investment Company"), which are as follows: Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, Composite Fund, International Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund, Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund, each a series of the Investment Company (each, a "Fund," collectively, the "Funds") of the Investment Company, in connection with a proposal to elect eight nominees to the Board of Directors of the Investment Company (the "Board"). This Proxy Statement sets forth concisely the information that variable contract owners should know in order to evaluate the proposal.

Shares of the Funds are not offered directly to the public, but are sold only to insurance companies and their separate accounts as the underlying investment vehicle for owners of variable contracts. As of February 18, 2011, the record date for the Annual Meeting, Mutual of America Life Insurance Company ("Mutual of America"), on behalf of its separate accounts registered under the Investment Company Act of 1940, as amended (the "1940 Act"), unregistered separate accounts, and related subaccounts (collectively, the "Mutual of America Separate Accounts"), is the legal owner of over 99% of the shares of the Funds. As of February 18, 2011, the Wilton Reassurance Life Company of New York ("Wilton Re", formerly known as the American Life Insurance Company of New York), on behalf of its separate accounts registered under the 1940 Act, unregistered separate accounts, and related subaccounts (collectively, the "American Separate Accounts", and together with the Mutual of America Separate Accounts, the "Separate Accounts"), is the legal owner of less than 1% of the shares of the Funds. Mutual of America and Wilton Re are referred to herein as the "Insurance Companies", or if singular, an "Insurance Company". Each Insurance Company shall vote all shares of the Funds with respect to the proposal (for, against or abstain from voting) in the same proportion as the timely instructions received from owners of its variable contracts with account balances allocated on the record date to a separate account investing in shares of the Funds. Accordingly, the Insurance Companies are furnishing this Proxy Statement to variable contract owners in connection with the solicitation of voting instructions from contract owners regarding the proposal to elect eight nominees to the Board of the Investment Company.

At a Board meeting held on February 17, 2011, the Board approved and recommended the matters set forth herein. The Board fixed February 18, 2011 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). You are entitled to vote at the Annual Meeting and any adjournment(s) or postponement(s) if you had an account balance attributable to any shares of the Funds at the close of business on the Record Date.

Please provide us with your voting instructions on the proposal described in this Proxy Statement. You should read this Proxy Statement in its entirety to help you decide how to vote on the proposal. To vote by mail, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. You may also vote by telephone or internet, in accordance with the instructions on the proxy card(s). Unless you plan to vote in person at the Annual Shareholders Meeting, your vote must be received by 5:00 p.m. on April 21, 2011 in order to be counted. Proxies may be revoked before they are exercised by submitting, so that it is received prior to 5:00 p.m. on April 21, 2011, a written notice of revocation or subsequently executed voting instructions or by attending the Annual Meeting and voting in person.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Annual Meeting or any adjournment(s) thereof. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting in accordance with applicable law to permit further solicitation of proxies.

This Proxy Statement should be kept for future reference. The current prospectus of the Funds of the Investment Company was mailed to shareholders of the Funds as of May 1, 2010. The Investment Company's most recent annual and semi-annual reports were mailed to shareholders of the Funds as of June 30, 2010 and December 31, 2010, respectively. If you would like to receive an additional copy of the prospectus, the statement of additional information or the most recent annual or semi-annual report free of charge, please contact the Investment Company by writing to the Investment Company at the address noted above or by calling, toll-free, 1-800-468-3785. The prospectus, statement of additional information and annual report are also available at our website, www.mutualofamerica.com. The Securities and Exchange Commission (SEC) maintains a website (www.sec.gov) that contains the current prospectus, statement of additional information and most recent annual and semi-annual report of the Investment Company. These materials may also be obtained for a fee from the Public Reference Section, Washington, DC 20549-1520, or by calling the SEC at 1-800-SEC-0330 to learn about the operation of the Public Reference Room.

The Board of Directors of the Investment Company recommends that shareholders vote "FOR" the proposal to elect each of the Nominees to the board.

You may request a free copy of the Investment Company's most recent annual report and semi-annual report by calling, toll-free, 1-800-468-3785.

PROPOSAL: ALL INVESTMENT COMPANY FUNDS

ELECTION OF EIGHT NOMINEES TO THE INVESTMENT COMPANY'S BOARD OF DIRECTORS

The purpose of this proposal is to elect each of the eight nominees described below ("Nominees") to the Board of Directors for the Investment Company. The Insurance Companies, as legal owners of the shares of the Funds, will vote all shares of the Funds proportionately in accordance with the instructions received from contract owners. The Board recommends that the enclosed proxy be voted "for" the election of each of the eight Nominees to the Board.

GENERAL INFORMATION ABOUT THE INVESTMENT COMPANY

The Investment Company was formed on February 21, 1986 as a Maryland corporation. It is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Investment Company was created to replace a former actively managed separate account of Mutual of America. The Investment Company currently has twenty-three series of shares. Each share evidences an equal beneficial ownership in a Fund. Shares of the Funds are only offered to the separate accounts of the Insurance Companies.

Mutual of America Life Insurance Company is a registered broker-dealer with the Financial Industry Regulatory Authority ("FINRA") (formerly the National Association of Securities Dealers, Inc.) and is the principal underwriter and distributor of the shares of the Investment Company Funds.

The Investment Company's investment adviser is Mutual of America Capital Management Corporation (the "Adviser"), an indirect wholly-owned subsidiary of Mutual of America. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser provides advisory services for the Investment Company's Funds pursuant to an Investment Advisory Agreement. The Adviser has entered into an arrangement with Mutual of America for the provision of investment accounting and recordkeeping, legal and certain other services. The Adviser's activities with regard to the Investment Company are subject at all times to the supervision and approval of the Investment Company's Board of Directors.

THE NOMINEES TO THE BOARD

The Nominees to the Board are: Carolyn N. Dolan, John R. Greed, Kevin M. Kearney, LaSalle D. Leffall, III, John W. Sibal, Margaret M. Smyth, Patrick J. Waide, Jr. and William E. Whiston. Mr. Greed is the current Chairman of the Board and has served on the Board since being appointed thereto in July 2010. He is also the President and Chief Executive Officer of the Investment Company. Mr. Kearney has served on the Board since being elected thereto in 2008. Ms. Smyth has served on the board since being appointed thereto in February 2007. Mr. Waide has served on the Board since being appointed thereto in December 2003. Mr. Whiston was appointed to the Board in November 2010, with his term commencing in

February 2011. Mr. Waide and Ms. Dolan also serve on the Board of Directors of Mutual of America Institutional Funds, Inc., ("Institutional Funds") an investment company in the same fund complex as the Investment Company. Mr. Leffall and Mr. Sibal have not previously served on the Investment Company Board or the Institutional Funds Board.

Currently, the Chairman of the Board is an interested person of the Fund and is also the Chief Executive Officer. All other directors are currently and, if the eight candidates seeking election are elected, shall be, independent, or "Disinterested" directors. The Board has an Audit Committee consisting entirely of the independent directors. The Audit Committee serves as the Nominating Committee as and when required. The Board has determined that the Board's current structure, with an interested person as Chairman of the Board is satisfactory given the characteristics of the Corporation and its business and the Board considered the potential for conflicts of interest, in its determination with regard to the interested Chairman of the Board. The Board has determined that the Chairman of the Audit Committee has historically functioned as the Lead Director of the disinterested members of the Board of Directors. The Board has determined that the Disinterested Director serving at any given time as Chair of the Audit Committee shall also be the Lead Director who shall preside at separate meetings of the Disinterested Directors, communicate concerns and issues raised by the Disinterested Directors to management and others as appropriate, preside at the annual Board Self-Assessment and whenever appropriate, shall be the spokesperson for the Disinterested Directors. The Fund's bylaws have been amended to reflect this determination. Currently the Audit Committee Chairman and Lead Director is Kevin M. Kearney.

Board oversight of risk is carried out through Board reports and Audit Committee reports. The Board receives detailed reports directly at each quarterly meeting on the financial situation of the Corporation, the performance of the Corporation's funds, portfolio management matters, a Chief Compliance Officer Report covering the Corporation's Codes of Ethics, Compliance Policy and other matters, a Frequent Trading report, reports confirming compliance with Rule 2a-7 procedures, valuation procedures, compliance with the trading policy of the Corporation, and regulatory updates. In addition, annually the Board directly receives the Chief Compliance Officer's annual Compliance Report, meets in a separate session at least once each year with the Chief Compliance Officer, and on a periodic basis directly receives reports on the annual Compliance Report, proxy voting of the Funds' securities, the Investment Advisory and Distribution Agreements, the Corporation's Fidelity Bond and annual updates to the Corporation's registration statement. The independent directors making up the Audit Committee receive quarterly reports from the inside and independent auditors, review annual Audit Reports, review the Corporation's insurance coverages and examine the quarterly and annual financial statements in detail.

The Board is made up of persons possessing a variety of skills and experience that, at this time, support the conclusion that they should serve on the Board. A brief description of such skills and experience for each Director follows:

•  Carolyn N. Dolan. Ms. Dolan is the Founding Principal and Portfolio Manager of Samson Capital Advisors, L.L.C. in New York City, where she serves as a member of the Executive Committee, Investment Committee and Operating Committee (of which she is the Chair). She was a co-founder of OFFITBANK, which was merged with Wachovia in 2002, and she remained after the merger as Managing Director of Wachovia's Offit Investment Group. Prior to that, she was employed by Julius Baer Securities, Oppenheimer Capital Corporation and Equitable Life Insurance, in capacities ranging from portfolio manager to analyst. She is a Chartered Financial Analyst (CFA), and received her undergraduate degree from Marymount College, followed by a Masters degree from the Columbia School of Social Work. She is a trustee of Fordham University where she serves as Chair of the Audit Committee and is a member of the Economic Club of New York. She has been a member of the Board of Institutional Funds since May 2008. She brings deep investment advisory and portfolio structuring experience to the Board.

•  John R. Greed. Mr. Greed is currently the Senior Executive Vice President and Chief Financial Officer of Mutual of America Life Insurance Company, and the President, Chairman and Chief Executive Officer of Investment Corporation and Institutional Funds. He has served in various top management roles at Mutual of America and the two funds for many years. Prior to coming to Mutual of America Mr. Greed was a partner at Arthur Andersen & Co. He is a Certified Public Accountant (CPA) and a member of the American Institute of Certified Public Accountants, the Pennsylvania Institute of Public Accountants and the New York State Society of Certified Public Board of Directors Accountants. He received his bachelor's degree from LaSalle College. In addition to sitting on the Boards of Institutional Funds and Investment Corporation, Mr. Greed is a member of the Board of Directors of Mutual of America Holding Company, the sole shareholder in Mutual of America Securities Corporation, a registered broker-dealer and Mutual of America Capital Management Corporation, a registered investment adviser. Mr. Greed has been appointed to the Mutual of America Life Insurance Company Board of Directors commencing March 1, 2011. Mr. Greed brings many years of sophisticated financial experience and accounting knowledge to the Board.

•  Kevin M. Kearney. Mr. Kearney is a partner in the Brooklyn, New York law firm of Wingate, Kearney and Cullen. He has been admitted to the bar of the State of New York for over 30 years, and has developed a successful practice representing religious and non-profit institutions. He is a member of the New York State bar Association, the Brooklyn Bar Association, the

Catholic Lawyers Guild of King's County, the National Association of Diocesan Attorneys, the Emerald Society of Long Island, and serves on the Board of Concern Worldwide and the Futures in Education Foundation. Mr. Kearney served on the Institutional Funds Board from February 1996 until May 2008, when he moved to the Investment Company's Board. He is currently the Chairman of the Investment Company's Audit Committee and its Lead Director. Mr. Kearney received his undergraduate degree from Manhattan College, and his J.D. from St. John's University School of Law. Mr. Kearny brings experience and knowledge gained from his years as a business lawyer and an attorney representing non-profit entities.

•  LaSalle D. Leffall, III. Mr. Leffall received his Bachelor of Arts in History Magna Cum Laude from Harvard University, followed by simultaneously earning a Juris Doctorate from Harvard Law School Cum Laude and a Master's in Business Administration from Harvard Business School. Mr. Leffall is admitted to the bars of New York and Washington, D.C. Following his graduation he joined the law firm of Cravath, Swaine & Moore where he handled complex commercial and financial transactions, including debt, equity and merger and acquisition matters during his four years at the firm. He then spent six years as a mergers and acquisitions investment banker, first at Credit Suisse First Boston, and then at UBS. He then served as President, Chief Operating Officer and Chief Financial Officer of The NHP Foundation, which owned thousands of affordable housing units in 14 states, and later was named Acting Chief Executive Officer of that firm. Mr. Leffall currently is the President and Founder of LDL Financial, Inc., the managing member of LDL Financial, LLC, a corporate advisory and investment firm with an emphasis on real estate and financial services. Mr. Leffall is a member of the Economics Club of Washington, D.C. He is a director of the Federal Home Loan Bank of Atlanta, where he is a member of the Finance Committee and the Enterprise and Operations Committee. He brings a wealth of financial and legal expertise to the Board from his 18 years of intensive work in the finance and business sector, including experience in mergers and acquisitions.

•  John W. Sibal. Mr. Sibal received a Bachelor of Arts in Economics from Harvard University and has deep experience in the financial sector. After graduating from Harvard, he worked his way up from Economic Analyst to Assistant Treasurer for a multinational energy company, concentrating in economic analysis, finance and corporate planning. Thereafter, he served as a Vice President and Treasurer at a New Orleans based savings bank and currently serves as President and Chief Executive Officer of a commercial mortgage company in New Orleans, Louisiana. He brings to the Board 36 years of financial and business experience, with a focus on economic analysis, including 18 years in the commercial mortgage field.

•  Margaret M. Smyth. Ms. Smyth is currently the Chief Financial Officer and Vice President, Finance of Hamilton Sundstrand, in Windsor Locks,

Connecticut, a United Technologies company. Prior to her current assignment, she was Vice President and Controller of United Technologies Corporation, Vice President and Chief Accounting Officer of 3M Company and Managing Partner at Deloitte Touche. Prior to joining Deloitte Touche, she was Partner in Charge of North America for Arthur Andersen. Ms. Smyth is a Certified Public Accountant (C.P.A.) with a Bachelor's degree in economics from Fordham University and a Master's degree in Accounting from New York University. She is a member of Financial Executives International's Committee on Corporate Reporting, the International Financial Reporting Interpretations Board of Directors Committee and the IASB Global Preparers Forum. She also serves on the board of Concern Worldwide and is a trustee of Fordham University. She has been named a Henry Crown Fellow of the Aspen Institute. Ms. Smyth has been a member of the Board of Investment Corporation since 2007, and a member of that Board's Audit Committee. Ms. Smyth brings to the Board intensive accounting and financial experience gained through public accounting practice and serving at the highest levels of large public companies.

•  Patrick J. Waide, Jr. Mr. Waide is currently retired, but continues to maintain in active status his Certified Public Accounting (C.P.A.) designation. Prior to his retirement, he was the President and CEO, Peter F. Drucker Foundation; Executive Vice President, Bessemer Securities and Vice Chairman, Deloitte Haskins & Sells. He is a Director and former Chairman of the Board of the National Catholic Reporter news organization, a trustee of the John Simon Guggenheim Memorial Foundation and is president of the Advisory Committee of the Jeanne Jugan Residence of the Little Sisters of the Poor. Mr. Waide received his undergraduate degree from Fairfield University and his Master's in Business Administration from The University of Pennsylvania's Wharton School of Business. He has been a member of the Corporation's Board since 1996 and he joined the Investment Company's Board in 2003. He has served as Audit Committee Chair for both the Investment Company and Mutual of America Institutional Funds, Inc. and Financial Expert for both funds' Audit Committees. He is also the Lead Director of Mutual of America Institutional Funds, Inc. Mr. Waide brings his many years of practice in the accounting field to the Board as well as his understanding of investments and accounting.

•  William E. Whiston. Mr. Whiston is currently the Chief Financial Officer for the Archdiocese of New York, where he is responsible for the oversight of the Financial Office and financial operations of various organizations that are directly responsible to the Archdiocese. Prior to joining the Archdiocese, Mr. Whiston was Executive Vice President and member of the United States Management Board at Allied Irish Bank. In his 29 years at Allied Irish Bank, he handled many key functions, including head of acquisitions and brand development, head of e-commerce and information technology head of church and non-profit financial consulting services and head of operations.

Mr. Whiston holds an undergraduate degree from Pace University and a Master's in Business Administration from New York University. He is currently an Adjunct professor in Finance at the Fordham University Graduate school of Business, a trustee and Treasurer of the Trustees of St. Patrick's Cathedral in New York City, a Trustee of St. Joseph's Seminary, and a Trustee of the New York Medical College. He has also been honored by the Catholic Church by being named a Knight of the Holy Sepulchre and a member of the Pontifical Equestrian Order of St. Gregory the Great. Mr. Whiston was appointed to fill a vacancy on the Investment Company Board in November, effective February 17, 2011. Mr. Whiston brings to the Board a varied financial background with strong experience in finance issues of non-profits.

The Board considered background and experience, as well as many other factors, including diversity in selecting the nominees for director. The descriptions above indicate that the individuals possess differences in viewpoint, a broad range of professional experience and education, and a variety of skills and other unique qualities and attributes that contribute to the Board's overall composition.

All of the Nominees are "independent", except for Mr. Greed. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Investment Company, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Greed is an "interested person" as an officer of the principal underwriter, the Adviser and affiliates of the Adviser. Information about the Nominees, including their ages, principal occupations during the past five years, and other current directorships, is set forth below.

In addition to Mr. Greed, Mr. Kearney, Ms. Smyth and Mr. Waide, Mr. Mertz and Mr. Nolan currently serve on the Board. Mr. Mertz and Mr. Nolan will both be retiring from the Board effective upon the election of the slate of nominees at the Annual Shareholder Meeting on April 22, 2011, or at a later time if the slate is not elected on that date. The Board consisted of seven members prior to the February 17, 2011 meeting of the Board. In accordance with the bylaws of the Corporation, it was revised to eight members at the February 17, 2011 Board meeting in part because the Board approved a proposed restructuring of the Board that would allow the same persons serving as Directors of the Investment Company to also serve as the Board of Directors for Institutional Funds, a fund in the same complex as the Investment Company, which would add to the responsibilities of the Board and extend their oversight to a larger portfolio of assets. However, if the nominees are elected to the Board of this Corporation, they will serve irrespective of the outcome of the election of the Board for Institutional Funds.

Under the 1940 Act, the Board has the power to fill vacancies provided that at least two-thirds of the directors have been elected by shareholder vote following such appointment. In addition, if at any time less than a majority of the directors has been elected by shareholders, a shareholder meeting must be held within 60 days. The slate of nominees to be voted upon at the Annual Shareholder Meeting on April 22, 2011, includes three directors who will have been elected by shareholders, which requires that a meeting be held to elect all eight nominees.

Information About the Independent Nominees

Name, Age and Address[1]	Position With Fund	Length of Time Served	Principal Occupation(s) in Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held in Past Five Years
Carolyn N. Dolan, age 64	Nominee	N/A	Founding Principal and Portfolio Manager, Samson Capital Advisors LLC, 2004 to present; prior thereto, Senior Vice President and Senior Managing Director, Offit Investment Group	N/A	Trustee, Fordham University; Mutual of America Institutional Funds

Kevin M. Kearney, age 58	Director	since 2008	Partner, Wingate, Kearney & Cullen	30	Concern Worldwide, USA

LaSalle D. Leffall, III, age 48	Nominee	N/A	President and Founder, LDL Financial, Inc., the managing member of LDL Financial, LLC	N/A	Federal Home Loan Bank of Atlanta; Lockhart Companies Incorporated

John W. Sibal, age 58	Nominee	N/A	President & Chief Executive Officer, Eustis Commercial Mortgage Corporation	N/A	none

Margaret M. Smyth, age 47	Director	since February 2007	Vice President, Chief Financial Officer, Hamilton Sundstrand, a United Technologies Company; Vice President, Controller, United Technologies Company; Vice President and Chief Accounting Officer, 3M; prior thereto Senior Partner, Technology, Media and Telecommunications, Deloitte & Touche, 2002-2005	30	Trustee, Concern Worldwide (U.S.) Inc.; Trustee Fellow, Fordham University Board of Trustees; Executive Board Member, Financial Executives International Committee on Corporate Reporting; Member, Business Executives for National Security, BENS; Member, Aspen Institute Henry Crown Fellows Program; Member, International Accounting Standards Board Interpretations Committee

1.  The address of each director and Nominee is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022-6839.

Name, Age and Address[1]	Position With Fund	Length of Time Served	Principal Occupation(s) in Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held in Past Five Years
Patrick J. Waide, Jr., age 73	Director	since December 2003		30	Trustee, John Simon Guggenheim Memorial Foundation; Director, National Catholic Reporter; Mutual of America Institutional Funds, Inc.

William E. Whiston, age 57	Director	since February 2011	Chief Financial Officer, the Archdiocese of New York; Adjunct Professor in Finance, Fordham University Graduate School of Business; prior thereto Executive Vice President and member, United States Management Board at Allied Irish Bank	N/A	Trustee and Treasurer, Trustees of St. Patrick's Cathedral in New York City; Trustee, St. Joseph's Seminary; Trustee, New York Medical College

1.  The address of each director and Nominee is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022-6839.

Note: The "Fund Complex" includes the Funds of the Investment Company and the seven funds offered by Mutual of America Institutional Funds, Inc., an affiliated investment company. Ms. Dolan and Mr. Waide are also directors of Mutual of America Institutional Funds, Inc.

Information About the Interested Nominee

Name, Age and Address[2]	Position With Fund	Length of Time Served	Principal Occupation(s) in Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Director in Past Five Years
John R. Greed, age 51	Chairman, President, Chief Executive Officer	Director since 2003 and Chairman of the Board since July 2010	Senior Executive Vice President and Chief Financial Officer, Mutual of America and Mutual of America Holding Company, Inc. since December 2007, prior thereto, Senior Executive Vice President and Treasurer; Chairman, President and Chief Executive Officer, Mutual of America Institutional Funds, Inc., prior thereto Senior Executive Vice President, Chief Financial Officer and Treasurer Mutual of America Institutional Funds, Inc. and Mutual of America Capital Management Corporation	30	Mutual of America Institutional Funds, Inc.; Mutual of America Holding Company, Inc.; Mutual of America Life Insurance Company

2.  The address of each director and Nominee is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022-6839.

EXECUTIVE OFFICERS

Executive officers of the Investment Company are elected by the Board to oversee the day-to-day activities of the Funds. Information about the executive officers of the Investment Company, including their principal occupations during the past five years, is set forth below. All of these officers are also officers and/or employees of Mutual of America.

Officers

Name, Age and Address[3]	Position With Fund	Length of Time Served	Principal Occupation(s) in Past Five Years	Number of Portfolios in Fund Complex Overseen	Directorships Held By Officer in Past Five Years
James J. Roth, age 61	Executive Vice President and General Counsel	since April 2009	Executive Vice President and General Counsel, Mutual of America since April 2009, prior thereto, Executive Vice President, Deputy General Counsel; prior thereto, Executive Vice President, Chief Compliance Officer, Mutual of America, prior thereto Senior Vice President and Chief Compliance Officer, Mutual of America, prior thereto Vice President and Associate General Counsel, Mutual of America; Executive Vice President and General Counsel, Mutual of America Institutional Funds, Inc.	30	Mutual of America Holding Company, Inc.; Mutual of America Foundation; Respect for Law Alliance; Stuyvesant Town Peter Cooper Village Tenants Association

3.  The address of each director and Nominee is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022-6839.

Name, Age and Address[3]	Position With Fund	Length of Time Served	Principal Occupation(s) in Past Five Years	Number of Portfolios in Fund Complex Overseen	Directorships Held By Officer in Past Five Years
George L. Medlin, age 58	Executive Vice President, Chief Financial Officer and Treasurer	since July 2010	Executive Vice President and Treasurer, Mutual of America, prior thereto Executive Vice President, Internal Audit, Mutual of America; Executive Vice President, Chief Financial Officer and Treasurer, Mutual of America Institutional Funds, Inc.	30	Director and Board Treasurer, Nassau County Coalition Against Domestic Violence

Thomas L. Martin, age 61	Executive Vice President, Deputy General Counsel and Secretary	since 2002	Executive Vice President and Deputy General Counsel, Mutual of America, prior thereto Senior Vice President and Associate General Counsel, Mutual of America; Executive Vice President, Deputy General Counsel and Secretary, Mutual of America Institutional Funds, Inc.	30	none

Kathryn Lu, age 50	Executive Vice President and Chief Compliance Officer	since July 2008	Executive Vice President and Chief Compliance Officer, Mutual of America, prior thereto Senior Vice President and Chief Compliance Officer, Mutual of America, prior thereto Senior Vice President and Associate General Counsel, Mutual of America; Executive Vice President and Chief Compliance Officer, Mutual of America Institutional Funds, Inc.	30	none

3.  The address of each director and Nominee is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022-6839.

Name, Age and Address[3]	Position With Fund	Length of Time Served	Principal Occupation(s) in Past Five Years	Number of Portfolios in Fund Complex Overseen	Directorships Held By Officer in Past Five Years
John Corrigan, age 50	Executive Vice President and Internal Auditor	since February 2008	Executive Vice President and Internal Auditor, Mutual of America, prior thereto Senior Vice President and Internal Auditor, Mutual of America; Executive Vice President and Internal Auditor, Mutual of America Institutional Funds, Inc.	30	none

3.  The address of each director and Nominee is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022-6839.

Note: The "Fund Complex" includes the Funds of the Investment Company and the seven funds offered by Mutual of America Institutional Funds, Inc., an affiliated investment company.

SHARE OWNERSHIP

Officers and directors who are participants under group or individual variable accumulation annuity or life insurance contracts issued by Mutual of America or Wilton Re, may allocate portions of their account balances to one or more of the Investment Company's Funds. At December 31, 2010, the Investment Company's interested director, Mr. Greed, had over $100,000 allocated to the Equity Index Fund of Mutual of America Investment Corporation. None of the Nominees or their family members own any securities of companies affiliated with the Investment Company or have owned any securities of such companies within the last five years. None of the independent Nominees have engaged in or propose currently to engage in any transactions over $120,000 with the Investment Company or any affiliated company or the officers of same. None of the independent Nominees have any relationship with the Investment Company or any affiliated company in connection with the furnishing of services (such as legal, consulting or banking services) over

$120,000. The following table shows the amounts allocated to each Fund under contracts owned by each independent Nominee of the Investment Company as of December 31, 2010.

Fund	Carolyn N. Dolan	Kevin M. Kearney	LaSalle D. Leffall, III	John W. Sibal	Margaret M. Smyth	Patrick J. Waide, Jr.	William E. Whiston
Equity Index	None	None	None	None	None	None	None
All America	None	None	None	None	None	None	None
Mid-Cap Value	None	None	None	None	None	None	None
Mid Cap Equity Index	None	None	None	None	None	None	None
Small Cap Value	None	None	None	None	None	None	None
Small Cap Growth	None	None	None	None	None	None	None
Composite	None	None	None	None	None	None	None
International	None	None	None	None	None	None	None
Bond	None	None	None	None	None	None	None
Mid-Term Bond	None	None	None	None	None	None	None
Money Market	None	None	None	None	None	None	None
Conservative Allocation	None	None	None	None	None	None	None
Moderate Allocation	None	None	None	None	None	None	None
Aggressive Allocation	None	None	None	None	None	None	None
Retirement Income	None	None	None	None	None	None	None
2010 Retirement	None	None	None	None	None	None	None
2015 Retirement	None	None	None	None	None	None	None
2020 Retirement	None	None	None	None	None	None	None
2025 Retirement	None	None	None	None	None	None	None
2030 Retirement	None	None	None	None	None	None	None
2035 Retirement	None	None	None	None	None	None	None
2040 Retirement	None	None	None	None	None	None	None
2045 Retirement	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in Funds Overseen by Nominee in the Investment Complex:	None	None	None	None	None	None	None

The officers and directors of the Investment Company own none of its outstanding shares directly (as the Investment Company only offers shares to separate accounts of the Insurance Companies. As of December 31, 2010, the Nominees, directors and officers of the Investment Company beneficially owned as a group less than 1% of the outstanding shares of each Fund.

None of the independent Nominees has served on a board of directors of another company on which any officers of the Adviser, the Insurance Companies or any affiliated company also serve within the last two years, except as follows: Mr. Kearney and Ms. Smyth currently serve on the board of directors of Concern Worldwide USA, a nonprofit organization, with the Chief Executive Officer of Mutual of America Life Insurance Company. In addition, Ms. Dolan, Mr. Waide and Mr. Greed serve on the Board of Directors of Mutual of America Institutional Funds, Inc., an affiliated investment company managed by the Adviser. Mr. Greed was appointed as Director to fill a vacancy on the Board of Directors of Mutual of America Life Insurance Company, and will be included in the policyholder vote for election on April 28, 2011. With the exception of LaSalle D. Leffall, III, whose father is a director of Mutual of America Life Insurance Company, no immediate family members of any of the independent Nominees have served on a board of directors of another company on which any officers of the Adviser, the Insurance Companies or any affiliated company also serve within the last two years.

None of the Nominees has been involved in any material pending legal proceedings during the past ten years.

NUMBER OF BOARD MEETINGS

The Board met five times during the fiscal year ended December 31, 2010.

ATTENDANCE AT SHAREHOLDER MEETINGS

The Investment Company does not regularly hold annual meetings of shareholders. No annual meeting of shareholders was held during the fiscal year ended December 31, 2010. It is not anticipated that any of the current Directors or Nominees will attend the Annual Meeting to be held on April 22, 2011.

COMPENSATION

The Board is currently composed of one interested director and six independent directors. The independent directors do not serve as directors of any other fund that is affiliated with the Adviser or the Insurance Company with the sole exception of Mr. Waide who is a director of Mutual of America Institutional Funds, Inc., an affiliated registered management investment company managed by the Adviser. However, should the nominees of the Investment Company who are also the nominees of Mutual of America Institutional Funds, Inc. under a separate proxy statement sent to its shareholders and which will be voted upon at an annual shareholder meeting held on the same day as the annual shareholder meeting of the Investment Company, all be elected, then the Board will be composed of one interested director and seven independent directors, all of which will also serve as directors of Mutual of America Institutional Funds, Inc. However, if the nominees are elected to the Board of this Corporation, they will serve irrespective of the outcome of the election of the Board for Institutional Funds. The interested director and officers of the Investment Company do not receive compensation from the Investment Company for their service. Mr. Greed serves as a director and Chairman of Mutual of America Institutional Funds, Inc., an investment company advised by and affiliated with the Adviser. Directors who are not "interested persons" of the Investment Company receive from the Investment Company an annual retainer of $24,000 and a fee of $1,500 for each Board and/or committee meeting they attend. The Audit Committee Chairman and Audit Committee Financial Expert receive an additional $500 for each committee meeting they attend. In addition, each Director who is not an "interested person" of the Investment Company receives business travel and accident insurance and life insurance coverage of $75,000 at no cost to them.

The following table summarizes the compensation paid to the directors and executive officers of the Investment Company, including Board and committee fees, for the twelve-month period ended December 31, 2010. In addition to the fees listed below, the independent directors were also reimbursed for all reasonable expenses incurred in the execution of their duties. The executive officers are employees of Mutual of America and do not receive any compensation from the Investment Company.

Compensation Received from the Investment Company as of December 31, 2010

Name of Director	Aggregate Compensation from Investment Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation from Investment Company and Other Investment Companies in Complex
Kevin M. Kearney	$41,500	None	None	$41,500
George J. Mertz	$39,000	None	None	$39,000
Howard J. Nolan	$36,000	None	None	$36,000
Margaret M. Smyth	$34,500	None	None	$34,500
Patrick J. Waide, Jr.	$41,000	None	None	$81,000

Note: Mr. Mertz and Mr. Nolan will be retiring upon the election of the slate of nominees at the Annual Shareholder Meeting on April 22, 2011, or at a later time if the slate is not elected on that date. Mr. Waide also currently serves on the Board of Directors of Mutual of America Institutional Funds, an affiliated investment company. Mr. Leffall, Mr. Sibal and Mr. Whiston are not shown above because they did not serve on the Board in 2010 and thus received no compensation from the Investment Company in 2010.

STANDING COMMITTEES

The Investment Company has an Audit Committee consisting of all the independent directors, which meets four times per year prior to each and every quarterly Board meeting. The purposes of the Committee are to assist the Board with its oversight of management and the Investment Company's auditors regarding corporate accounting, financial reporting practices, and the quality and integrity of the Investment Company's financial reports, including the Investment Company's compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, the performance of the Investment Company's internal audit function and of its independent auditors, and the preparation of all reports required by SEC rules. The Audit Committee met four times in 2010. Mr. Kearney serves as the Audit Committee Chairman and Mr. Waide is the Audit Committee Financial Expert.

The Investment Company has also formed a Nominating Committee, which meets on an as-needed basis. The Nominating Committee's charter provides that it shall consist of at least three members, all of whom shall be independent directors. The purposes of the Committee are to assist the Board, as necessary by identifying individuals qualified to become Board members; to recommend to the Board the director nominees if any are to be voted on at the next annual meeting of shareholders; to assist the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, and to recommend to the Board qualified individuals to fill any such vacancy; and to recommend to the Board director nominees for each Board committee. The Nominating Committee met once in 2010 and met on February 17, 2011 in connection with this election. The Committee will consider nominees recommended by shareholders. Shareholders may submit nominations in writing to the Secretary of Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022-6839.

NOMINATING PROCESS

All of the Nominees, except for Ms. Dolan, Mr. Leffall and Mr. Sibal, have previously served and are currently serving on the Board. Ms. Dolan, Mr. Greed and Mr. Waide currently serve on the Board of Mutual of America Institutional Funds, Inc. At its February 17, 2011 meeting, the Nominating Committee nominated Ms. Dolan, Mr. Leffall, Mr. Sibal and Mr. Whiston to serve on the Board, along with Mr. Greed, Mr. Kearney, Ms. Smyth and Mr. Waide. The Nominating Committee also recommended that each of the current directors, except for Mr. Mertz and Mr. Nolan, who will both be retiring upon the election of the slate of nominees at the Annual Shareholder Meeting on as of April 22, 2011, or at a later time if the slate is not elected on that date, continue to serve on the Board. The Board consisted of seven members as of December 31, 2010, but in accordance with the bylaws of the Corporation, it was revised to eight members at the February 17, 2011 Board meeting, in part because the Board approved a restructuring of the Board that would allow the same persons serving as Directors of the Investment Company to also serve as the Board of Directors for Mutual of America Institutional Funds, a fund in the same complex as the Investment Company, which would add to the responsibilities of the Board and extend their oversight to a larger portfolio of assets. However, if the nominees are elected to the Board of this Corporation, they will serve irrespective of the outcome of the election of the Board for Institutional Funds. In considering and evaluating candidates, including Director candidates recommended by shareholders, the Nominating Committee may take into account a wide variety of factors, including but not limited to educational background, professional experience, personal qualities, and the needs of the Board as a whole.

The Board approved the Nominating Committee's recommendations on the eight Nominees at its meeting on February 17, 2011. As described above, the Board has recommended to shareholders of the Investment Company that they approve the election of the eight individuals to serve on the Board.

Election of each of the Nominees to the Board must be approved by a majority of the total votes validly cast in person or by proxy at the Annual Meeting. The votes of all of the Funds will be aggregated with respect to the election of the Nominees.

The Board of Directors, including the Independent Directors, unanimously recommends a vote for approval of the election of each of the Nominees to the Board of Directors.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders anise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Investment Company.

ADDITIONAL INFORMATION

PROPOSALS OF SHAREHOLDERS

The Investment Company does not hold regular annual shareholders' meetings. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Investment Company's proxy statement must notify the Secretary of the Investment Company in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Variable contract owners with account balance allocated to Funds of the Investment Company may address correspondence that relates to matters involving the Investment Company to the Board as a whole or to individual members and send such correspondence to the Board or to the director, c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022-6839. Upon receipt, all such correspondence will be directed to the attention of the addressee. In general, matters involving the variable contracts should be addressed to the Insurance Company that issued the contract.

VOTING INFORMATION

Holders of record of the shares of each Fund as of February 18, 2011 will be entitled to one vote per share on all business of the Annual Meeting. As described above, the Insurance Companies are the legal owners of all of the shares of the Funds of the Investment Company, and will vote all the shares of the Funds proportionately in accordance with the voting instructions timely received from owners of variable contracts that have account balance allocated to a Fund or Funds as of February 18, 2011. Each Insurance Company will vote shares attributable to its variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) to those for which timely instructions are received. If a voting instruction card is received that does not provide any instructions, the Insurance Company will consider its timely receipt as an instruction to vote in favor of the proposal. As of February 18, 2011, the following numbers of shares of each Fund of the Investment Company were outstanding:

Equity Index Fund:	440,604,600.53
All America Fund:	162,635,618.54
Small Cap Value Fund:	230,252,730.99
Small Cap Growth Fund:	239,938,739.87
Mid Cap Value Fund:	47,981,734.50
Mid-Cap Equity Index Fund:	331,498,122.98
Composite Fund:	110,700,336.96
International Fund:	89,793,274.88
Money Market Fund:	88,480,898.90
Mid-Term Bond Fund:	283,069,164.70
Bond Fund:	442,301,589.55
Retirement Income Fund:	17,850,173.13
2010 Retirement Fund:	20,767,483.89
2015 Retirement Fund:	86,036,992.93
2020 Retirement Fund:	105,448,676.76
2025 Retirement Fund:	93,638,888.44
2030 Retirement Fund:	77,069,771.38
2035 Retirement Fund:	61,690,122.88
2040 Retirement Fund:	55,124,651.10
2045 Retirement Fund:	64,697,682.82
Conservative Allocation Fund:	48,447,251.76
Moderate Allocation Fund:	141,074,618.07
Aggressive Allocation Fund:	120,658,079.74

VOTING REQUIREMENT

The proposal, to elect each of the Nominees to the Board, must be approved by a plurality of the total votes validly cast in person or by proxy at the Annual Meeting. The votes of each Investment Company Fund will be aggregated with respect to the election of the Nominees.

ADJOURNMENT/POSTPONEMENT

A majority of the outstanding shares of the Funds of the Investment Company represented in person or by proxy must be present at the Annual Meeting to constitute a quorum. Because the Insurance Companies are the legal owners of all of the shares of the Funds, the Insurance Companies' presence at the Meeting will be sufficient to constitute a quorum. If a quorum is not present, or if a quorum is present but sufficient votes to approve the proposal are not received, the Insurance Companies may propose one or more postponements or adjournments of the Annual Meeting to permit further solicitation of proxies. Any postponements or adjournment will require the affirmative vote of a majority of the shares represented at the Annual Meeting in person or by proxy. Based on voting instructions received, proxies will vote in favor of such adjournment those instructions that are in favor of the proposal, will vote against any adjournments those instructions that are against the proposal, and will abstain from voting with respect to any adjournment those instructions that indicate abstention from voting with respect to the proposal.

EFFECT OF ABSTENTIONS

A voting instruction card marked to abstain from voting on the proposal will be counted as an abstention.

OWNERSHIP OF THE FUNDS

No person beneficially owned more than 5% of the shares of the Funds of the Investment Company, on an aggregate basis, as of February 18, 2011. Any person who beneficially owned more than 5% of the shares of any Fund is set forth below.

Equity Index Fund:

Mutual of America Life Insurance Company Defined Benefit Plan (8.2%)

Mid Cap Value Fund:

Mutual of America Life Insurance Company Defined Benefit Plan (24.4%)

Bond Fund:

Head Start Sponsoring Board Council Defined Benefit Plan (6.2%)

COST AND METHOD OF PROXY SOLICITATION

The Board is conducting this proxy solicitation. The Investment Company will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, internet or telephone. It is anticipated that the solicitation of proxies will be conducted primarily through the mail, but additional solicitation may be conducted by internet or telephone. The Investment Company has retained the Altman Group, a professional proxy solicitor, to handle some of the necessary tasks in connection with this proxy solicitation, for an estimated cost of $304,322 (including postage), plus printing and other actual expenses.

PENDING LEGAL PROCEEDINGS AND OTHER MATTERS

There are no material pending legal proceedings to which any Nominee or person affiliated with a Nominee is a party adverse to the Investment Company or to an affiliated person of the Investment Company. None of the Nominees have a material interest adverse to the Investment Company or to an affiliated person of the Investment Company.

None of the Nominees have been general partners or executive officers of any companies against which any petition in bankruptcy has been brought within the last two years. None of the Nominees have been convicted in a criminal proceeding or is named in a pending criminal proceeding. None of the Nominees have been the subject of any order, judgment or decree by any court temporarily enjoining or suspending him or her from acting in any financial or securities activity or from engaging in any type of business practice. None of the Nominees have been found by any court to have violated federal or state securities law or commodities law.

SERVICE PROVIDERS

Investment Adviser

Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022-6839 (the "Adviser") is the investment adviser for the Funds of the Investment Company. The Adviser is a registered investment adviser which has managed the assets of Mutual of America and the funds of the Investment Company since 1993. The Adviser provides investment management services to the Investment Company, Mutual of America Institutional Funds, Inc., the General Account of Mutual of America and other unaffiliated entities.

The Adviser had total assets under management of approximately $10.654 billion at December 31, 2010, including $3.512 billion for the Investment Company. With respect to the Funds of the Investment Company, the Adviser is responsible for placing orders for the purchase and sale of securities, engaging in securities research, making recommendations to and reports to the Investment Company's Board of Directors, supplying administrative, accounting and recordkeeping services for the Funds, providing the office space, facilities, equipment, material and personnel necessary to perform its duties, and performing reallocation and rebalancing services.

Custodian and Transfer Agent

Mutual of America acts as transfer agent and provides certain recordkeeping, accounting, pricing and bookkeeping services for the Funds of the Investment Company. JPMorgan Chase Bank, 1285 Avenue of the Americas, New York, New York 10019, is the custodian of the securities and other assets held by the Funds of the Investment Company.

Independent Registered Public Accounting Firm

KPMG LLP, 345 Park Avenue, New York, NY 10154, is the Independent Registered Public Accounting Firm to the Investment Company, subject to annual appointment by the Board. KPMG LLP conducts an annual audit of the accounts, records, and annual financial statements of the Investment Company. It is not anticipated that any representative of KPMG LLP will attend the Annual Meeting.

KPMG LLP also provides audit services to companies affiliated with the Investment Company. The Investment Company pays only the audit fees associated with services provided with respect to the Funds' accounts, records and financial statements.

Audit Fees

Audit fees refer to amounts related to the audit of the Funds' accounts, records and annual financial statements and services normally provided by the Independent

Registered Public Accounting Firm in connection with statutory and regulatory filings. The Investment Company incurred $432,816 for the year ended December 31, 2010, and $346,097 for the year ended December 31, 2009, for fees related to audit services provided by KPMG LLP to the Investment Company. The Audit Committee of the Investment Company approves all audit services and fees provided by the Independent Registered Public Accounting Firm.

Audit-Related Fees

Audit-related fees refer to the amount billed for assurance and related services reasonably related to the performance of an audit or review of the Investment Company's financial statements, other than the audit fees specified above. KPMG LLP did not provide any audit-related services to the Investment Company during the years ended December 31, 2009 and 2010, and accordingly was not paid by the Investment Company for providing such services.

Tax Fees

Tax fees refer to amounts billed in connection with professional services rendered for tax compliance, tax advice and tax planning. KPMG LLP did not provide any of these services to the Investment Company during the years ended December 31, 2009 and 2010, and accordingly was not paid by the Investment Company for providing such services.

All Other Fees

All other fees refer to amounts billed for products and services provided by the Independent Registered Public Accounting Firm other than those described above. KPMG LLP did not provide any services resulting in fees to the Investment Company other than those set forth above. Any non-audit fees must be approved in advance by the Investment Company's Audit Committee.

HOUSEHOLDING

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Proxy Statement, please contact the Investment Company at 1-800-468-3785. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Investment Company in writing at 320 Park Avenue, New York, New York 10022-6839.

FINANCIAL STATEMENTS

Audited financial statements for the Investment Company appear in its 2010 Annual Report and are incorporated herein by reference.

The Investment Company's most recent annual and semi-annual report has been mailed previously to shareholders. If you would like to receive an additional copy of the most recent annual or semi-annual report free of charge, please contact the Investment Company by writing to the Investment Company at the address noted

above or by calling 1-800-468-3785. The annual report is also are available at our website, www.mutualofamerica.com. The Securities and Exchange Commission (SEC) maintains a website (www.sec.gov) that contains the current prospectus, statement of additional information and most recent annual and semi-annual report of the Investment Company. These materials may also be obtained for a fee from the Public Reference Section, Washington, DC 20549-1520, or by electronic request at the following email address: publicinfo@sec.gov.

By Order of the Board of Directors,

Thomas L. Martin, Secretary

March 11, 2011
New York, New York

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States. Telephone and internet voting is also available, and we encourage you to vote by telephone or internet by following the instructions on your proxy card.

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[FORM OF VOTING INSTRUCTION CARD]

MUTUAL OF AMERICA INVESTMENT CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 22, 2011

Vote via telephone:
[control number]	Vote via internet:

Your Vote Is Important!

Please Vote Your Card Today!

[Insurance Company Name]

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse side of this card, at an Annual Meeting of the shareholders of Mutual of America Investment Corporation (the “Investment Company”), to be held at 320 Park Avenue, New York, New York 10022, on April 22, 2011 at 10:30 a.m. Eastern Standard Time, and at any adjournments or postponements thereof, all shares of Funds of the Investment Company attributable to his or her policy, contract or interest therein as directed on the reverse side of this card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.

The undersigned understands that if he or she fails to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to his or her contract in proportion to all voting instructions for the Investment Company actually received from contract owners.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE INVESTMENT  COMPANY, WHICH RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Voting Instruction Card must be signed and dated below.

Dated:                                             , 2011

Signature(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

We encourage you to vote by telephone or Internet using the control number that appears on the enclosed proxy card. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSAL, PLEASE CALL                             .

THE BOARD OF DIRECTORS OF THE INVESTMENT COMPANY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Proposal: To elect each of the eight individuals nominated to serve on the Board of Directors of the Investment Company.

The nominees for Directors are:

1.	Carolyn N. Dolan
2.	John R. Greed
3.	Kevin M. Kearney
4.	LaSalle D. Leffall, III
5.	John W. Sibal
6.	Margaret M. Smyth
7.	Patrick J. Waide, Jr.
8.	William Whiston

FOR	WITHHOLD
electing ALL the nominees	authority to vote
(except as marked below)	for ALL nominees
☐	☐

To withhold authority to vote for one or more of the nominees, write the name(s) or number(s) of the nominee(s) below:

Please sign and date on the reverse side of this card.

To vote by telephone:

Dial                         , have the control number located on the other side of this card ready and follow the simple instructions.

To vote by internet:

Go to                     , have the control number located on the other side of this card ready and follow the simple instructions.

[FORM OF PROXY VOTING CARD]

MUTUAL OF AMERICA INVESTMENT CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 22, 2011

Vote via telephone:
[control number]	Vote via internet:

Your Vote Is Important!

Please Vote Your Card Today!

The undersigned hereby appoints James J. Roth, George L. Medlin and Thomas L. Martin, each individually and with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated on the reverse side of this card, at an Annual Meeting of the shareholders of Mutual of America Investment Corporation (the “Investment Company”), to be held at 320 Park Avenue, New York, New York 10022, on April 22, 2011 at 10:30 a.m. Eastern Standard Time, and at any adjournments or postponements thereof, all shares of Funds of the Investment Company attributable to his or her policy, contract or interest therein as directed on the reverse side of this card. IF THIS PROXY VOTING CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.

The undersigned understands that if he or she fails to return this Proxy Voting Card, the Insurance Company will vote all shares attributable to his or her contract in proportion to all voting instructions for the Investment Company actually received from contract owners.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE INVESTMENT  COMPANY, WHICH RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Proxy Voting Card must be signed and dated below.

Dated:                                             , 2011

Signature(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY VOTING CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

We encourage you to vote by telephone or Internet using the control number that appears on the enclosed proxy card. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSAL, PLEASE CALL                             .

THE BOARD OF DIRECTORS OF THE INVESTMENT COMPANY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Proposal: To elect each of the eight individuals nominated to serve on the Board of Directors of the Investment Company.

The nominees for Directors are:

1.	Carolyn N. Dolan
2.	John R. Greed
3.	Kevin M. Kearney
4.	LaSalle D. Leffall, III
5.	John W. Sibal
6.	Margaret M. Smyth
7.	Patrick J. Waide, Jr.
8.	William Whiston

FOR	WITHHOLD
electing ALL the nominees	authority to vote
(except as marked below)	for ALL nominees
☐	☐

To withhold authority to vote for one or more of the nominees, write the name(s) or number(s) of the nominee(s) below:

Please sign and date on the reverse side of this card.

To vote by telephone:

Dial                         , have the control number located on the other side of this card ready and follow the simple instructions.

To vote by internet:

Go to                     , have the control number located on the other side of this card ready and follow the simple instructions.